UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2001
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Nevada	0-30467	58-2488071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 E. Paces Ferry Road N.E. Suite 1445 Atlanta, GA 30326-1372

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (404) 880-9919

Item 5         Other Events

On January 16, 2001, Intacta Technologies Inc., (the "Company") announced that its INTACTA.CODE™ technology was being used by IDEAL at NCR to enhance Inaugural-related publications into screen-readable text, in support of persons with print disabilities.
Item 7         Financial Statements and Exhibits

(c)     Exhibits:

 1.       Press Release of the Company dated January 16, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intacta Technologies Inc.

Date: January 17, 2001	By: /s/ Ross Wilmot

Ross Wilmot
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued January 16, 2001